--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                           Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                February 28, 1998
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REPORT HIGHLIGHTS
================================================================================

MARYLAND TAX-FREE FUNDS

* Municipal bonds, nationally and in Maryland, performed well during the past 6- and 12-month periods, buoyed by subdued inflation and credit upgrades.

* Maryland Short-Term Tax-Free Bond Fund's six-month return was ahead of its peer group, but 12-month results were modestly lower.

* Maryland Tax-Free Bond Fund outperformed its peers for the six months and the full year.

* A focus on income and prudent interest rate strategies helped both funds keep distributions in line with previous periods.

* We expect slower economic growth and low inflation in 1998, which bodes well for municipal bonds.

FELLOW SHAREHOLDERS

     The municipal bond market and your funds enjoyed good returns for the past 6- and 12-month periods, fueled by low inflation and credit upgrades both in Maryland and across the nation. In the aftermath of the crises in Southeast Asia, domestic bonds, including municipals, benefited from a flight to the relative stability of the U.S. fixed income markets.

Market Environment

     During the six months ended February 28, 1998, municipal bond prices rose as yields declined, with long-term AAA-rated bonds breaking below the 5% level. Intermediate yields fell in tandem with long-term rates, but short-term rates fell less sharply. Maryland bond yields followed national trends, as shown in the chart.

     [A line chart showing the Maryland Bond Index yields and the Maryland 3-year General Obligation Bond yields between 2/28/97 and 2/28/98.]

     The major influence on rates was, and continues to be, the lack of rising inflationary pressures. In 1997, consumer prices increased at an annual rate of 1.7%, the lowest since 1986. Despite an impressive rate of economic growth, the Federal Reserve did not see any need to change short-term interest rates after March 1997, and taxable as well as tax-free bonds have benefited strongly. Yet the healthy economic environment led to improving credit quality in the municipal market, with upgrades exceeding downgrades by seven to one.

     Performance in the Maryland municipal market was somewhat subdued compared with many other states. For example, even though municipal issuance rose 20% nationwide in 1997, new issuance in Maryland for 1997 fell 5% versus 1996. As a result, long-term bonds, which benefit most when interest rates decline, were relatively scarce. In addition, due to its high overall credit quality, the Maryland market missed out on much of a recent rally in low-quality municipal bonds.

     Our view of the Maryland economy remains constructive. Although its economic growth rate has lagged the nation's in the 1990s, due to slower growth in the government, defense, and manufacturing sectors, the state has managed its fiscal affairs well. For the past two years, Maryland has generated budget surpluses above expectations even while personal income tax cuts are being phased in. The state continues to carry AAA ratings from all the rating agencies, and many local issuers are gaining strength. Howard County, for example, was upgraded by Standard & Poor's to AAA from AA+ this past year.

MARYLAND SHORT-TERM TAX-FREE BOND FUND

     The fund gained 2.76% over the last six months, ahead of the Lipper Short Municipal Debt Funds Average. The fund's returns comprised a 1.96% income gain and a 0.80% gain in share price. One-year gains were close to those for the peer group but fell modestly short due to our conservative posture in the first half of the year.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/98                         6 Months          12 Months
--------------------------------------------------------------------------------
Maryland Short-Term
Tax-Free Bond Fund                               2.76%              4.56%

Lipper Short Municipal
Debt Funds Average                               2.53               4.60
================================================================================

     Having taken a cautious stance against interest rate risk during the first half of 1997, we began extending the fund's average duration in August, when a mild uptick in rates pushed down the prices on longer bonds and allowed us to move to a more neutral position. (Duration is a measure of interest rate risk, where prices of longer duration issues react more strongly to interest rate fluctuations.) In the fall, a combination of lower Treasury yields and heavy municipal issuance improved the relative value of municipal investments compared with taxable securities, and we took advantage by extending duration further. By the end of the fiscal year, duration stood at 2.3 years versus 1.8 years at the end of August.

     We accomplished this change by increasing the fund's allocation to bonds with maturities longer than five years from 0% to 7%. In the rest of the portfolio, however, the maturity structure was basically unchanged. The fund's holdings are still "laddered," with roughly 25% of assets maturing in two years and 40% in three years.

     Adding five-year issues to the portfolio also helped us avoid increasing exposure to two- and three-year bonds. The outstanding supply in the short-term Maryland market is currently skewed toward bonds maturing in the next three years. This is due to the large amount of bonds issued in 1989, 1990, and 1991 that have since been prerefunded to their first 10-year call date, meaning that funding is already in place to buy back these bonds within the next three years. As these bonds mature, demand for short-term Maryland bonds will probably outstrip supply. By extending our maturity exposure today, we hope to sidestep the pending supply/demand imbalances we expect over the next three years.

MARYLAND TAX-FREE BOND FUND

     Benefiting from surging markets and falling interest rates over the past six months, your fund ended the year with an 8.68% total return, above its peer group average of 8.55%. Our showing was due to a more aggressive interest rate posture in the second half of the year, as well as to a significant income advantage. The fund's seasoned nature (March 1998 will be its 11-year anniversary) means that we carry many bonds issued in higher interest rate environments, when coupon rates were more generous.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 2/28/98                         6 Months          12 Months
--------------------------------------------------------------------------------
Maryland Tax-Free
Bond Fund                                        4.90%              8.68%

Lipper Maryland Municipal
Debt Funds Average                                4.62               8.55
================================================================================

     We continued to hold a significant percentage of these high-coupon bonds, priced at a premium because their income was attractive, and they helped us maintain a relatively stable dividend even as interest rates declined. We also wished to avoid the capital gains liability that would be generated by their sale. However, many of the older bond positions have been advance refunded, wherein assets are set aside to call the bonds on the first allowable dates. In the past year, approximately 4% of the longer bonds in the portfolio were refunded to call dates between 2000 and 2002.

     The steady stream of refundings, along with a comparatively high income stream, kept fund duration short. Shorter duration investments benefit less from declining interest rates. To reduce the portfolio's overweighting in short-term bonds, we increased our holdings in the long end of the market during a fourth quarter 1997 pickup in supply. Large issues by Johns Hopkins University and Baltimore County were attractive, and we increased our holdings in Puerto Rico bonds because their interest is exempt from Maryland state tax and they further diversify our portfolio. In addition, we added noncallable bonds and bonds with longer call protection to the portfolio to better manage our exposure to interest rate movements.

     Compared with a year ago, we now own more bonds with maturities longer than 10 years as well as more bonds maturing inside of five years (because of advance refundings). This barbelled structure was helpful in a flattening yield curve environment.

==============================
We  added  exposure  to  local
general  obligation   credits,
which are thriving in a strong
economy . . .
------------------------------

     The fund's sector exposure changed only by degrees. We trimmed our holdings in the hospital sector from 16% last summer to 13% today, as accelerated merger activity has reduced the potential number of issuers. Maryland hospitals are under increasing cost pressures from the growing presence of managed-care providers and efforts by state regulatory agencies to reduce profit margins. We added exposure to local general obligation credits, which are thriving in a strong economy, as well as bonds issued by colleges, which are benefiting from positive demographic trends and a stock market-related surge in endowment funds.

OUTLOOK

     The problems in Asia could affect the U.S. economy and slice a bit off 1998 growth, but the so-called Asian flu does not appear serious enough to precipitate a downturn while domestic consumer demand remains healthy. Recent Congressional testimony by the Federal Reserve suggests that it will leave monetary policy unchanged until it fully appraises the impact of Asia's problems on the U.S. economy.

     Municipal bonds produced good results over the last 12 months despite the steady growth of new issuance. However, we ended the year with a slightly more cautious view. A surge in issuance in the first quarter of 1998 meant we were paid to be patient as yields rose from their lows in mid-January. Municipal bonds look attractive compared with taxable alternatives, which could represent an opportunity to buy bonds at higher yields.

     We anticipate slower economic growth in 1998, continued low inflation, and stable monetary policy, all of which should be favorable for the municipal bond market.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

/s/

Mary J. Miller
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

March 20, 1998

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

Key statistics

                                                           8/31/97      2/28/98
Maryland Short-Term Tax-Free Bond Fund
Price Per Share ......................................      $ 5.10       $ 5.14
Dividends Per Share
        For 6 months .................................        0.10         0.10
        For 12 months ................................        0.20         0.20
Dividend Yield *
        For 6 months .................................        3.90%        3.95%
        For 12 months ................................        4.01         3.96
Weighted Average Maturity (years) ....................         2.0          2.6
Weighted Average Effective Duration (years) ..........         1.8          2.3
Weighted Average Quality ** ..........................          AA           AA

Maryland Tax-Free Bond Fund
Price Per Share ......................................      $10.44       $10.67
Dividends Per Share
        For 6 months .................................        0.28         0.28
        For 12 months ................................        0.56         0.55
Dividend Yield *
        For 6 months .................................        5.41%        5.34%
        For 12 months ................................        5.55         5.45
Weighted Average Maturity (years) ....................        15.7         15.2
Weighted Average Effective Duration (years) ..........         6.7          6.5
Weighted Average Quality ** ..........................          AA           AA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.
================================================================================

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Sector Diversification
                                                         Percent of  Percent of
                                                         Net Assets  Net Assets
                                                            8/31/97     2/28/98

Maryland Short-Term Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds ......................................         33%         39%
General Obligation - Local .............................         18          17
General Obligation - State .............................         13          12
Hospital Revenue .......................................          2           7
Solid Waste Revenue ....................................          4           6
Ground Transportation Revenue ..........................          5           5
Life Care/Nursing Home Revenue .........................          4           4
Educational Revenue ....................................          4           4
Lease Revenue ..........................................          4           4
Industrial and Pollution Control Revenue ...............          5           3
All Other ..............................................         10           2
Other Assets Less Liabilities ..........................         -2          -3
--------------------------------------------------------------------------------
Total ..................................................        100%        100%

Maryland Tax-Free Bond Fund
--------------------------------------------------------------------------------
Prerefunded Bonds ......................................         17%         18%
Housing Finance Revenue 16 .............................         15
Hospital Revenue .......................................         16          13
General Obligation - Local .............................          9          13
Educational Revenue ....................................          4           6
Ground Transportation Revenue ..........................          5           5
General Obligation - State .............................          6           5
Solid Waste Revenue ....................................          5           5
Water and Sewer Revenue 4 ..............................          4
Dedicated Tax Revenue ..................................          2           4
Miscellaneous Revenue ..................................          4           4
Lease Revenue ..........................................          4           3
Life Care/Nursing Home Revenue .........................          1           3
Escrowed to Maturity ...................................          1           2
Nuclear Revenue 1 ......................................          2
All Other ..............................................          5           3
Other Assets Less Liabilities ..........................         --          -5
--------------------------------------------------------------------------------
Total ..................................................        100%        100%
================================================================================

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Maryland Short-Term Tax-Free Bond Fund SEC chart shown here]

[Maryland Tax-Free Bond Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                               Since   Inception
Periods Ended 2/28/98          1 Year  5 Years  10 Years   Inception        Date
Maryland Short-Term
Tax-Free Bond Fund              4.56%    4.08%        --       4.35%     1/29/93

Maryland Tax-Free Bond Fund     8.68     6.19      7.57%       6.86      3/31/87

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period

====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                     Year
                                                    Ended
                                                  2/28/98           2/28/97           2/29/96           2/28/95           2/28/94
NET ASSET VALUE
Beginning of period .....................     $      5.11       $      5.15        $     5.04        $     5.09        $     5.07
Investment activities
        Net investment income ...........            0.20              0.20*             0.21*             0.18*             0.15*
        Net realized and
        unrealized gain (loss) ..........            0.03             (0.04)             0.11             (0.05)             0.02
        Total from
        investment activities ...........            0.23              0.16              0.32              0.13              0.17
Distributions
        Net investment income ...........           (0.20)            (0.20)            (0.21)            (0.18)            (0.15)
NET ASSET VALUE
End of period ...........................     $      5.14       $      5.11        $     5.15        $     5.04        $     5.09
Ratios/Supplemental Data
Total return ............................            4.56%             3.26%*            6.49%*            2.64%*            3.49%*
Ratio of expenses to
average net assets ......................            0.65%             0.65%*            0.65%*            0.65%*            0.65%*
Ratio of net investment
income to average
net assets ..............................            3.89%             3.98%*            4.14%*            3.59%*            3.09%*
Portfolio turnover rate .................            60.4%             21.4%             39.3%            105.3%             20.5%
Net assets, end of period
(in thousands) ..........................     $   109,424       $   102,252        $   85,784        $   74,808        $   76,049

*    Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Bond Fund
====================================================================================================================================
                                           For a share outstanding throughout each period

====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                                      Year
                                                     Ended
                                                   2/28/98           2/28/97           2/29/96           2/28/95           2/28/94
NET ASSET VALUE
Beginning of period ......................     $     10.35       $     10.40       $      9.99       $     10.45       $     10.50
Investment activities
        Net investment income ............            0.55              0.56              0.57              0.56              0.56
        Net realized and
        unrealized gain (loss) ...........            0.32             (0.05)             0.41             (0.44)             0.05
        Total from
        investment activities ............            0.87              0.51              0.98              0.12              0.61
Distributions
        Net investment income ............           (0.55)            (0.56)            (0.57)            (0.56)            (0.56)
        Net realized gain ................            --                --                --               (0.02)            (0.10)
        Total distributions ..............           (0.55)            (0.56)            (0.57)            (0.58)            (0.66)
NET ASSET VALUE
End of period ............................     $     10.67       $     10.35       $     10.40       $      9.99       $     10.45
Ratios/Supplemental Data
Total return .............................            8.68%             5.12%            10.00%             1.43%             5.93%
Ratio of expenses to
average net assets .......................            0.51%             0.54%             0.54%             0.57%             0.57%
Ratio of net investment
income to average
net assets ...............................            5.31%             5.47%             5.53%             5.73%             5.31%
Portfolio turnover rate ..................            19.2%             26.2%             23.9%             28.9%             24.3%
Net assets, end of period
(in thousands) ...........................     $   926,416       $   819,981       $   798,589       $   724,823       $   821,402

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund
================================================================================
                                                               February 28, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                    Par    Value
                                                                    In thousands

MARYLAND  94.1%
Anne Arundel County, GO, Water and Sewer
                4.75%, 9/1/01 ................................   $1,030   $1,057
Baltimore City, GO
        Consolidated Public Improvement
                5.125%, 10/15/99 (FGIC Insured) ..............    1,025    1,049
                7.50%, 10/15/00 (FGIC Insured) ...............      500      545
                8.90%, 10/15/99 (MBIA Insured) ...............      650      703
Baltimore City
        Wastewater
                6.50%, 7/1/20 (MBIA Insured)
                (Prerefunded 7/1/00+) ........................    1,305    1,382
        Water Projects
                6.50%, 7/1/20 (MBIA Insured)
                (Prerefunded 7/1/00+) ........................      130      137
Baltimore County, GO
        Consolidated Public Improvement
                6.90%, 4/1/06 (Prerefunded 4/1/00+) ..........    1,000    1,079
        Metropolitan Dist ....................................
                6.80%, 4/1/00 ................................      500      530
                6.80%, 4/1/01 (Prerefunded 4/1/00+) ..........    1,000    1,077
Baltimore County, Stella Maris
                7.50%, 3/1/21 (Prerefunded 3/1/01+) ..........    1,000    1,115
Charles County, GO, 6.375%, 12/1/03 (Prerefunded 12/1/99+) ...    1,580    1,680
Charles County
        County Commissioners, Fox Chase Apartments
                7.25%, 10/1/01 ...............................      390      393
        County Commissioners, New Forest Apartments
                7.25%, 11/1/01 ...............................      745      751
Gaithersburg Economic Auth., Asbury Methodist Home
                7.85%, 1/1/20 (Prerefunded 1/1/00+) ..........    2,000    2,172
Howard County
        Metropolitan Dist ....................................
                7.125%, 5/15/11 (Prerefunded 5/15/00+) .......      500      539
                7.15%, 5/15/20 (Prerefunded 5/15/00+) ........      500      539
Maryland, GO
                6.50%, 3/15/05 (Prerefunded 3/15/01+) ........    2,000    2,168
                6.70%, 7/15/99 ...............................      500      521

Maryland, GO
        State and Local Fac ..................................
                4.75%, 8/1/00 ................................   $4,000   $4,092
                5.00%, 10/15/02 ..............................      930      971
Maryland, State and Local Fac ................................
                6.80%, 7/15/04 (Prerefunded 7/15/00+) ........    1,050    1,134
Maryland DOT
                6.70%, 8/15/05 (Prerefunded 8/15/99+) ........    2,625    2,786
                6.80%, 11/1/05 (Prerefunded 11/1/99+) ........      525      561
Maryland Economic Dev. .......................................
        Roland Park Country School, 5.50%, 11/1/98 ...........      725      733
Maryland Energy Fin. Admin ...................................
        Solid Waste Disposal, 5.10%, 12/1/99 * ...............      450      459
        Wheelabrator Water Technologies
                5.75%, 12/1/04 ...............................    2,570    2,750
Maryland HHEFA
        Bradford Oaks Nursing and Rehabilitation Center
                4.875%, 1/1/99 ...............................      180      181
                5.125%, 1/1/00 ...............................      200      202
                5.375%, 1/1/01 ...............................      200      203
        Broadmead
                4.60%, 7/1/01 ................................      375      378
                4.90%, 7/1/04 ................................      250      255
        Charity Obligation Group, 4.60%, 11/1/26 .............    2,250    2,291
        Doctor's Community Hosp ..............................
                8.75%, 7/1/22 (Prerefunded 7/1/00+) ..........    5,615    6,326
        Francis Scott Key Medical Center
                6.75%, 7/1/23 (FGIC Insured)
                (Prerefunded 7/1/00+) ........................    4,790    5,186
        Good Samaritan Hosp ..................................
                4.90%, 7/1/00 (Escrowed to Maturity) .........    1,020    1,044
        Greater Baltimore Medical Center
                6.75%, 7/1/19 (Prerefunded 7/1/01+) ..........    1,000    1,102
        Howard County General Hosp., 4.55%, 7/1/98 ...........      200      201
        Johns Hopkins Univ., 5.50%, 7/1/02 ...................    2,500    2,642
        Kaiser Permanente, VRDN (Currently 3.65%) ............      100      100
        Kennedy Krieger Institute
                6.00%, 7/1/01 ................................      125      132
                6.00%, 7/1/02 ................................      220      234
Maryland HHEFA
        Kennedy Krieger Institute
                6.00%, 7/1/03 ................................   $  380   $  408
                6.00%, 7/1/04 ................................      405      438
                6.00%, 7/1/05 ................................      430      467
        Mercy Medical Center
                7.90%, 7/1/09 (Prerefunded 7/1/99+) ..........      150      161
        Pooled Loan Program, VRDN (Currently 3.40%) ..........      400      400
        Stella Maris, 4.75%, 7/1/21 ..........................    3,000    3,055
        Univ. of Maryland Medical System
                7.00%, 7/1/17 (FGIC Insured)
                (Prerefunded 7/1/01+) ........................    2,250    2,491

Maryland Industrial Dev. Fin. Auth ...........................
        Holy Cross Health, 5.00%, 12/1/98 ....................    1,460    1,475
        Way Station, 4.90%, 12/31/11 .........................    2,310    2,329
Maryland Transportation Auth .................................
        Transportation Fac ...................................
                5.20%, 7/1/00 ................................    4,000    4,122
                6.10%, 7/1/00 ................................      850      892
Maryland Water Quality Fin. Administration
        Revolving Loan Fund, 5.60%, 9/1/99 ...................      500      514
Maryland-National Capital Park and Planning Commission, GO
        Prince George's County, 5.50%, 1/15/00 ...............    1,000    1,031
        Prince George's County, BAN
                VRDN (Currently 3.70%) .......................    1,500    1,500
Montgomery County, GO
                6.30%, 4/1/02 ................................    1,250    1,360
        Consolidated Public Improvement
                6.80%, 11/1/02 (Prerefunded 11/1/99+) ........    2,000    2,136
                6.80%, 11/1/09 (Prerefunded 11/1/99+) ........      850      908
Northeast Waste Disposal Auth ................................
        Solid Waste
                5.30%, 7/1/00 * ..............................    1,765    1,810
                5.90%, 7/1/05 * ..............................    1,250    1,355
Prince George's County
        Collington Episcopal, 5.40%, 4/1/02 ..................      450      463
        Dimensions Health
                7.25%, 7/1/17 (Prerefunded 7/1/02+) ..........    1,000    1,140
        Equipment Acquistion Program, COP
                5.00%, 10/15/00 (MBIA Insured) ...............    4,050    4,162
Prince George's County Housing Auth., Largo Oxford
                4.50%, 12/1/07 (Prerefunded 12/1/01+) ........   $2,000   $2,035
Prince George's County IDA, Upper Marlboro Justice Center
                7.00%, 6/30/19 (MBIA Insured)
                (Prerefunded 6/30/99+) .......................      600      637
Prince George's County, PCR, Int'l. Paper, 4.05%, 1/15/14 ....    2,900    2,906
Univ. of Maryland
        Auxiliary Fac. and Tuition
                7.00%, 10/1/99 ...............................    1,000    1,051
                7.00%, 10/1/05 (Prerefunded 10/1/99+) ........      500      534
                7.00%, 10/1/07 (Prerefunded 10/1/99+) ........      225      241
        Equipment Loan Program
                VRDN (Currently 3.35%) .......................      100      100
Washington Suburban Sanitary Dist., GO
                6.00%, 6/1/99 ................................    3,750    3,859
                6.25%, 6/1/99 ................................      300      310
                6.70%, 7/1/00 (Prerefunded 7/1/99+) ..........    1,000    1,058
                7.00%, 6/1/01 ................................    1,480    1,614
                8.00%, 1/1/00 ................................    3,295    3,540
Worcester County, GO, Consolidated Public Improvement
                5.00%, 8/1/99 ................................    1,000    1,019
Total Maryland (Cost  $101,531) ..............................           102,921

PUERTO RICO  9.3%
Puerto Rico Commonwealth, GO, Public Improvement
                5.50%, 7/1/99 ................................    5,000    5,115
Puerto Rico Electric Power Auth ..............................
                7.125%, 7/1/14 (Prerefunded 7/1/99+) .........    2,070    2,192
Puerto Rico Municipal Fin. Agency, GO
                5.50%, 7/1/00 (FSA Insured) ..................    2,790    2,898
Total Puerto Rico (Cost ......................................   $10,047) 10,205

Total Investments in Securities
103.4% of Net Assets (Cost $111,578) .........................          $113,126

Other Assets Less Liabilities ................................           (3,702)

NET ASSETS ...................................................         $ 109,424
Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................................         $       2
Accumulated net realized gain/loss -
net of distributions .........................................             (651)
Net unrealized gain (loss) ...................................             1,548
Paid-in-capital applicable to 21,309,166
no par value shares of beneficial
interest outstanding; unlimited number
of shares authorized .........................................           108,525
NET ASSETS ...................................................         $ 109,424
NET ASSET VALUE PER SHARE ....................................         $    5.14

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
BAN    Bond Anticipation Note
COP    Certificates of Participation
DOT    Department of Transportation
FGIC   Financial Guaranty Insurance Company
FSA    Financial Security Assurance Corp.
GO     General Obligation
HHEFA  Health & Higher Educational Facility Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
VRDN   Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Bond Fund
================================================================================
February 28, 1998
================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                                   Par     Value
                                                                    In thousands

MARYLAND  98.5%
Allegany Co., PCR, Westvaco, 6.20%, 1/1/08 ...................  $ 1,350  $ 1,489
Anne Arundel County, GO
        TECP, 3.35 - 3.50%, 3/2 - 4/7/98 .....................   12,600   12,595
        Consolidated General Improvement
                6.30%, 8/1/16 ................................      775      863
                6.30%, 8/1/19 ................................      725      807
                6.30%, 8/1/20 ................................      705      785
                6.30%, 8/1/21 ................................      790      880
        Consolidated Water and Sewer
                6.30%, 8/1/22 ................................      450      501
                6.30%, 8/1/24 ................................      720      802
                7.20%, 4/15/13 (Prerefunded 4/15/00+) ........      625      679
                7.20%, 4/15/14 (Prerefunded 4/15/00+) ........      625      678
Anne Arundel County, Port. Fac ...............................
        Baltimore Gas and Electric, TECP, 3.30%, 4/2/98 ......    2,000    2,000
Baltimore City, GO
        Consolidated Public Improvement
                Zero Coupon, 10/15/06 (FGIC Insured) .........    3,100    2,102
                Zero Coupon, 10/15/08 (FGIC Insured) .........    3,800    2,266
                Zero Coupon, 10/15/09 (FGIC Insured) .........    4,600    2,565
                Zero Coupon, 10/15/11 (FGIC Insured) .........    7,500    3,639
                7.00%, 10/15/07 (MBIA Insured) ...............      500      601
                7.00%, 10/15/08 (MBIA Insured) ...............    5,190    6,306
                7.50%, 10/15/09 (FGIC Insured) ...............    2,635    3,339
Baltimore City
        Board of Ed. Administration Headquarters, COP
                7.25%, 4/1/16 (MBIA Insured) .................    3,200    3,450
        Convention Center, 6.00%, 9/1/17 (FGIC Insured) ......    5,180    5,509
        Parking Fac ..........................................
                5.90%, 7/1/12 (FGIC Insured) .................    1,195    1,339
                6.00%, 7/1/14 (FGIC Insured) .................    5,155    5,837
                6.00%, 7/1/15 (FGIC Insured) .................    5,460    6,177
                6.00%, 7/1/16 (FGIC Insured) .................    5,785    6,534
                6.00%, 7/1/17 (FGIC Insured) .................    6,135    6,922
                6.00%, 7/1/18 (FGIC Insured) .................    6,505    7,365

Baltimore City
        Rivoli Office Building Fac., COP
                7.20%, 4/1/10 (MBIA Insured)
                (Prerefunded 4/1/00+) ........................  $ 3,250  $ 3,507
                7.25%, 4/1/16 (MBIA Insured)
                (Prerefunded 4/1/00+) ........................    7,500    8,087
        Tindeco Wharf Apartments
                6.60%, 12/20/24 (GNMA Guaranteed) ............    1,000    1,064
        Wastewater
                5.60%, 7/1/13 (MBIA Insured) .................   19,300   20,982
                5.65%, 7/1/20 (MBIA Insured) .................    2,000    2,165
        Water
                5.80%, 7/1/15 (FGIC Insured) .................    3,350    3,603
                6.00%, 7/1/15 (FGIC Insured) .................    6,250    7,070
Baltimore City, Port Fac., E.I. DuPont - Conoco
                6.50%, 10/1/11 ...............................   10,400   11,462
Baltimore County, GO
        TECP, BAN, 3.35%, 4/2/98 .............................    4,000    4,000
        Pension Funding
                5.125%, 8/1/11 ...............................    7,605    7,950
                5.125%, 8/1/14 ...............................    4,300    4,413
                5.125%, 8/1/15 ...............................    4,195    4,278
                7.10%, 10/1/12 (Prerefunded 10/1/99+) ........    3,195    3,420
Baltimore County
        TECP, BAN, 3.35%, 4/2/98 .............................    4,400    4,400
        Golf Systems, VRDN (Currently 3.50%) .................    1,000    1,000
        North Brooke Apartments
                6.35%, 1/20/21 (GNMA Guaranteed) .............    3,000    3,212
        Pickersgill Retirement Community
                7.70%, 1/1/21 (Prerefunded 1/1/02+) ..........    3,550    4,050
        Stella Maris, 7.50%, 3/1/21 (Prerefunded 3/1/01+) ....    2,760    3,076
Baltimore County PCR, Baltimore Gas and Electric, TECP
                3.35 - 3.45%, 3/5 - 4/2/98 ...................    6,600    6,640
Calvert County Economic Dev. .................................
        Asbury Solomons Islands Facility
                5.00%, 1/1/09 (MBIA Insured) .................    1,000    1,028
                5.00%, 1/1/10 (MBIA Insured) .................    1,000    1,021
                5.00%, 1/1/27 (MBIA Insured) .................    2,500    2,440
Calvert County, PCR, Baltimore Gas and Electric
                5.55%, 7/15/14 ...............................  $ 6,490  $ 6,761
Carroll County, GO
        Commissioners Hosp., 5.625%, 10/1/20 .................    1,900    1,997
        Consolidated Public Improvement
                6.00%, 11/1/06 (Prerefunded 11/1/99+) ........      800      844
                7.30%, 10/1/20 (Prerefunded 10/1/00+) ........    2,000    2,204
Carroll County
        Copper Ridge, 7.75%, 1/1/18 ..........................    3,000    3,248
        Fairhaven, 7.75%, 1/1/11 .............................    1,000    1,076
Charles County
        County Commissioners, New Forest Apartments
                6.10%, 11/1/28 (FHA Guaranteed) ..............    5,000    5,289
        Holly Station, 6.45%, 5/1/26 (FHA Guaranteed) ........    1,780    1,905

Damascus Gardens Dev., Multi Family
                7.375%, 11/1/21 (FHA Guaranteed) .............    3,851    3,864
Frederick City, GO, General Improvement
                6.125%, 12/1/09 (FGIC Insured) ...............    1,840    2,019
Frederick County, GO, 7.20%, 4/1/05 (Prerefunded 4/1/99+) ....    1,000    1,057
Frederick County Retirement Community
        Buckinghams Choice, 5.90%, 1/1/17 ....................    1,655    1,676
Gaithersburg Economic Auth., Asbury Methodist Home
                5.50%, 1/1/20 ................................    7,000    7,036
                7.85%, 1/1/20 (Prerefunded 1/1/00+) ..........    6,500    7,059
Gaithersburg Hosp. Fac., Shady Grove Adventist Hosp ..........
                6.50%, 9/1/12 (FSA Insured) ..................    5,000    5,922
Howard County, GO
        Consolidated Public Improvement
                5.60%, 2/15/12 (Prerefunded 2/15/03+) ........    1,070    1,150
                5.60%, 2/15/13 (Prerefunded 2/15/03+) ........    2,300    2,471
                5.875%, 5/15/12 (Prerefunded 5/15/03+) .......    1,520    1,644
        Metropolitan Dist ....................................
                4.75%, 2/15/27 ...............................    2,200    2,081
                7.15%, 5/15/14 (Prerefunded 5/15/00+) ........    1,005    1,084
                7.15%, 5/15/15 (Prerefunded 5/15/00+) ........    1,080    1,164
                7.15%, 5/15/16 (Prerefunded 5/15/00+) ........    1,160    1,251
                7.15%, 5/15/17 (Prerefunded 5/15/00+) ........    1,245    1,342
Howard County
        COP, 8.15%, 2/15/20 ..................................  $   470  $   639
        Golf Course Fac ......................................
                6.00%, 2/15/21 ...............................    3,110    3,340
                6.90%, 7/1/07 (MBIA Insured)
                (Prerefunded 7/1/01+) ........................    1,000    1,107
                7.00%, 7/1/09 (MBIA Insured)
                (Prerefunded 7/1/01+) ........................      550      610
Maryland, GO
                7.00%, 10/15/03 (Prerefunded 10/15/00+) ......    2,000    2,173
                7.10%, 10/15/04 (Prerefunded 10/15/00+) ......    3,000    3,281
        State and Local Fac. Loan
                5.70%, 3/15/10 ...............................    5,000    5,423
                RITES, (Currently 7.116%), 8/1/12 ............   10,000   10,438
Maryland CDA
        Infrastructure
                8.375%, 6/1/08 ...............................      775      800
                8.50%, 6/1/18 ................................    1,350    1,395
        Single Family
                5.85%, 7/1/27 * ..............................    7,000    7,264
                5.875%, 7/1/16 ...............................    3,950    4,152
                5.875%, 4/1/17 * .............................    1,630    1,674
                5.875%, 9/1/25 * .............................    3,500    3,636
                6.00%, 4/1/17 ................................    2,500    2,634
                6.45%, 4/1/14 ................................    1,000    1,067
                6.75%, 4/1/10 * ..............................    5,000    5,333
                6.75%, 4/1/26 * ..............................    4,015    4,305

                6.80%, 4/1/22 * ..............................    3,830    4,096
                6.80%, 4/1/24 * ..............................    2,720    2,909
                6.85%, 4/1/11 ................................    4,895    5,182
                7.00%, 4/1/14 ................................    2,720    2,927
                7.05%, 4/1/17 ................................    4,750    5,110
                7.25%, 4/1/11 * ..............................    2,000    2,114
                7.25%, 4/1/19 * ..............................    9,000    9,511
                7.25%, 4/1/27 ................................    9,250    9,777
                7.375%, 4/1/10 ...............................      495      520
                7.40%, 4/1/17 ................................    5,395    5,610
Maryland CDA
        Single Family
                7.60%, 4/1/17 ................................  $ 2,200  $ 2,298
                7.625%, 4/1/29 * .............................    1,725    1,786
                7.875%, 4/1/07 ...............................      300      306
                8.00%, 4/1/18 ................................    1,200    1,225
Maryland DOT, 6.80%, 11/1/05 (Prerefunded 11/1/99+) ..........    5,500    5,875
Maryland Energy Fin. Administration
        Wheelabrator Technologies
                6.30%, 12/1/10 * .............................    5,395    5,885
                6.45%, 12/1/16 ...............................    2,600    2,859
Maryland HHEFA
        Bradford Oaks Nursing and Rehabilitation Center
                6.375%, 1/1/19 ...............................    1,500    1,551
                6.375%, 1/1/27 ...............................    2,000    2,069
        Broadmead
                7.625%, 7/1/10 (Prerefunded 7/1/99+) .........    1,380    1,475
        Charlestown Community
                VRDN (Currently 3.45%) .......................    2,000    2,000
        Deaton Hosp., VRDN (Currently 3.45%) .................    2,500    2,500
        Doctor's Community Hosp ..............................
                5.50%, 7/1/24 ................................    3,000    3,027
                8.75%, 7/1/22 (Prerefunded 7/1/00+) ..........    6,800    7,660
        Francis Scott Key Medical Center
                5.00%, 7/1/18 (FGIC Insured) .................    4,880    4,788
                5.00%, 7/1/23 (FGIC Insured) .................    3,000    2,937
                7.00%, 7/1/10 (FGIC Insured)
                (Prerefunded 7/1/00+) ........................    2,000    2,175
        Franklin Square Hosp .................................
                7.50%, 7/1/19 (MBIA Insured)
                (Prerefunded 7/1/99+) ........................    4,750    5,073
        Frederick Memorial Hosp ..............................
                5.00%, 7/1/23 (FGIC Insured) .................    5,500    5,383
                5.00%, 7/1/28 (FGIC Insured) .................    3,750    3,664
        Good Samaritan Hosp ..................................
                5.60%, 7/1/06 ................................    1,545    1,684
                5.70%, 7/1/07 ................................    1,875    2,065
                5.75%, 7/1/13 (Escrowed to Maturity) .........    2,480    2,691

Maryland HHEFA
        Good Samaritan Hosp ..................................
                5.75%, 7/1/13 (AMBAC Insured) ................  $ 1,520  $ 1,677
                7.40%, 7/1/09 (Prerefunded 7/1/99+) ..........    1,000    1,067
                7.50%, 7/1/21 (Prerefunded 7/1/99+) ..........    4,000    4,272
        Helix Health
                5.00%, 7/1/17 (AMBAC Insured) ................    2,930    2,890
                5.00%, 7/1/27 (AMBAC Insured) ................   11,150   10,898
                5.125%, 7/1/10 (AMBAC Insured) ...............    2,585    2,688
                5.125%, 7/1/11 (AMBAC Insured) ...............    1,440    1,484
        Helix Health System, VRDN (Currently 3.45%) ..........    5,000    5,000
        Holy Cross Hosp ......................................
                7.125%, 7/1/10 (AMBAC Insured)
                (Prerefunded 7/1/00+) ........................    1,400    1,527
                7.50%, 7/1/01 (AMBAC Insured)
                (Prerefunded 7/1/00+) ........................    1,655    1,818
        Howard County General Hosp., 5.50%, 7/1/21 ...........    5,600    5,671
        Johns Hopkins Hosp ...................................
                TECP, 3.60%, 3/4/98 ..........................    1,000    1,000
                VRDN (Currently 3.35%) .......................    1,000    1,000
                Zero Coupon, 7/1/19 ..........................    9,460    3,136
                7.00%, 7/1/23 (Prerefunded 7/1/00+) ..........    1,305    1,420
        Johns Hopkins Medical Institute Parking Fac ..........
                5.375%, 7/1/20 (AMBAC Insured) ...............    5,550    5,649
        Johns Hopkins Univ ...................................
                5.125%, 7/1/20 ...............................    8,000    7,951
                5.25%, 7/1/15 ................................    5,000    5,148
                5.25%, 7/1/16 ................................    5,000    5,124
                5.25%, 7/1/17 ................................    2,000    2,040
                7.375%, 7/1/08 ...............................    1,500    1,546
                7.50%, 7/1/20 ................................   11,015   11,356
        Kennedy Kreiger Institute
                6.75%, 7/1/22 (Prerefunded 7/1/01+) ..........    2,850    3,087
                7.40%, 7/1/11 (Prerefunded 7/1/01+) ..........      370      414
        Loyola College, 5.375%, 10/1/26 (MBIA Insured) .......    7,070    7,198
        Maryland General Hosp ................................
                6.20%, 7/1/24 (MBIA Insured) .................    4,000    4,404
Maryland HHEFA
        Mercy Medical Center
                5.75%, 7/1/26 (FSA Insured) ..................  $ 3,760  $ 3,985
                6.50%, 7/1/13 (FSA Insured) ..................    2,155    2,552
                7.90%, 7/1/09 (Prerefunded 7/1/99+) ..........    2,000    2,147
                8.00%, 7/1/20 (Prerefunded 7/1/99+) ..........    6,500    6,985
        Peninsula Regional Medical Center
                5.00%, 7/1/23 (MBIA Insured) .................   10,000    9,788
        Pooled Loan Program, VRDN (Currently 3.40%) ..........    2,500    2,500
        Sinai Hosp ...........................................
                7.30%, 7/1/05 (AMBAC Insured)
                (Prerefunded 7/1/00+) ........................    2,000    2,189
        Union Hosp. of Cecil County, 6.625%, 7/1/12 ..........    1,545    1,663

        Union Memorial Hosp ..................................
                6.60%, 7/1/06 (MBIA Insured)
                (Prerefunded 7/1/01+) ........................      500      549
                6.75%, 7/1/11 (MBIA Insured)
                (Prerefunded 7/1/01+) ........................    3,000    3,300
                6.75%, 7/1/21 (MBIA Insured)
                (Prerefunded 7/1/01+) ........................    7,895    8,680
        Univ. of Maryland Medical System
                VRDN (Currently 3.45%) .......................    1,000    1,000
                5.00%, 7/1/20 (FGIC Insured) .................    5,875    5,758
                7.00%, 7/1/11 (MBIA Insured)
                (Prerefunded 7/1/01+) ........................    4,550    5,048
                7.00%, 7/1/17 (FGIC Insured)
                (Prerefunded 7/1/01+) ........................    7,770    8,621
                7.00%, 7/1/22 (FGIC Insured) .................    2,000    2,533
Maryland Ind. Dev. Fin. Auth .................................
        American Center for Physics Headquarters Fac .........
                6.25%, 1/1/07 ................................    5,770    6,176
                6.375%, 1/1/12 ...............................    5,900    6,336
                6.625%, 1/1/17 ...............................    4,250    4,606
        Associated Catholic Charities, 9.00%, 1/1/10 .........      790      852
        Bon Secours Health
                5.929%, 8/26/22 (FSA Insured) ................   15,000   16,845
        Holy Cross Health, 5.60%, 12/1/09 ....................    2,780    3,022
Maryland Local Gov't. Income Trust
        Capitalization Program, GO, COP
                6.80%, 8/1/01 ................................  $ 1,615  $ 1,736
                7.125%, 8/1/09 ...............................    3,000    3,258
Maryland Stadium Auth ........................................
        Baltimore Convention Center Expansion
                5.875%, 12/15/11 (AMBAC Insured) .............    2,025    2,206
        Sports Fac ...........................................
                5.60%, 3/1/14 (AMBAC Insured) ................    1,000    1,057
                5.75%, 3/1/22 (AMBAC Insured) ................    6,705    7,086
                5.80%, 3/1/26 (AMBAC Insured) ................    3,800    4,029
Maryland Transportation Auth .................................
                Zero Coupon, 7/1/07 (FGIC Insured) ...........    8,500    5,644
                Zero Coupon, 7/1/08 (FGIC Insured) ...........    2,000    1,262
                Zero Coupon, 7/1/09 (FGIC Insured) ...........   10,410    6,228
                6.80%, 7/1/16 (Escrowed to Maturity) .........   10,500   12,426
        Baltimore-Washington Int'l. Airport
                6.25%, 7/1/14 (FGIC Insured) * ...............    3,105    3,382
                6.40%, 7/1/19 (FGIC Insured) * ...............    9,170    9,785
Maryland Water Quality Fin. Administration
        Revolving Loan Fund
                Zero Coupon, 9/1/02 ..........................    1,185      984
                Zero Coupon, 9/1/07 ..........................    1,125      738
                6.00%, 9/1/15 ................................    1,600    1,711
                6.70%, 9/1/13 (Prerefunded 9/1/01+) ..........    1,280    1,414
                7.10%, 9/1/13 (Prerefunded 9/1/01+) ..........      985    1,100
                7.25%, 9/1/11 (Prerefunded 9/1/00+) ..........    1,700    1,867
                7.25%, 9/1/12 (Prerefunded 9/1/00+) ..........    2,000    2,197

Maryland-National Capital Park and Planning Commission, GO
        Prince George's County
                5.375%, 1/15/16 ..............................    1,300    1,345
                5.375%, 1/15/17 ..............................    1,200    1,235
                6.90%, 7/1/05 (Prerefunded 7/1/00+) ..........    1,400    1,519
                6.90%, 7/1/06 (Prerefunded 7/1/00+) ..........    1,350    1,465
                6.90%, 7/1/07 (Prerefunded 7/1/00+) ..........    1,400    1,519
                6.90%, 7/1/08 (Prerefunded 7/1/00+) ..........    1,400    1,519
                6.90%, 7/1/09 (Prerefunded 7/1/00+) ..........    1,400    1,519
        BAN, Prince George's County
                VRDN (Currently 3.70%) .......................      300      300
Maryland-National Capital Park and Planning Commission
        Little Bennett Golf Fac ..............................
                8.25%, 10/1/11 (Prerefunded 10/1/02+) ........  $ 2,160  $ 2,559
        Consolidated Public Improvement
                5.375%, 5/1/09 ...............................    2,850    3,075
                5.375%, 5/1/16 ...............................    5,750    5,978
                5.375%, 5/1/17 ...............................    5,750    5,957
                6.125%, 10/1/13 ..............................    2,500    2,809
                6.125%, 10/1/14 ..............................    3,150    3,540
                6.80%, 11/1/09 (Prerefunded 11/1/99+) ........    1,145    1,223
                7.10%, 10/1/09 (Prerefunded 10/1/00+) ........    1,000    1,097
                7.10%, 10/1/10 (Prerefunded 10/1/00+) ........    1,840    2,019
Montgomery County
        TECP, GO, BAN, 3.10 - 3.25%, 4/2/98 ..................    4,700    4,700
        Golf Course, 6.125%, 10/1/22 .........................    2,260    2,411
Montgomery County Economic Dev. Auth .........................
         Howard Hughes Medical Fac ...........................
                VRDN (Currently 3.40%) .......................      500      500
Montgomery County Housing Opportunities Commission
        Multi-Family
                6.25%, 7/1/25 ................................    5,500    5,806
                7.50%, 7/1/24 ................................    3,000    3,195
        Single Family
                5.75%, 7/1/13 ................................    2,000    2,102
                5.80%, 7/1/17 ................................    1,000    1,051
                5.90%, 7/1/17 ................................    2,000    2,103
                6.00%, 7/1/17 ................................    4,595    4,863
                6.50%, 7/1/11 ................................    2,880    3,068
                6.65%, 7/1/16 ................................    2,320    2,486
                6.80%, 7/1/17 ................................    2,855    3,008
                6.90%, 7/1/19 ................................    2,000    2,093
                7.50%, 7/1/17 ................................    1,790    1,886
                7.625%, 7/1/17 ...............................    3,580    3,672
Montgomery County, PCR, Potomac Electric, 5.375%, 2/15/24 ....    4,560    4,643
Morgan State Univ., Academic Fees and Auxiliary Fac ..........
                6.05%, 7/1/15 (MBIA Insured) .................    1,050    1,194
Northeast Maryland Waste Disposal Auth .......................
        Montgomery County Resources
                6.00%, 7/1/08 * $ ............................   10,000  $10,977
                6.20%, 7/1/10 * ..............................    7,750    8,289
                6.30%, 7/1/16 (MBIA Insured) * ...............   13,985   15,215

Prince George's County
        Dimensions Health
                5.375%, 7/1/14 ...............................    2,685    2,736
                7.00%, 7/1/01 ................................    2,450    2,657
                7.00%, 7/1/22 (Prerefunded 7/1/02+) ..........    2,660    3,005
                7.20%, 7/1/06 (Prerefunded 7/1/02+) ..........    2,405    2,736
        Solid Waste Management
                6.90%, 6/30/05 (Prerefunded 6/30/00+) ........    1,500    1,628
                6.90%, 6/30/06 (Prerefunded 6/30/00+) ........    1,000    1,086
                7.00%, 6/30/07 (Prerefunded 6/30/00+) ........    1,120    1,218
                7.00%, 6/30/09 (Prerefunded 6/30/00+) ........    1,255    1,365
Prince George's County Housing Auth ..........................
        New Keystone, 6.80%, 7/1/25 (MBIA Insured) ...........    2,600    2,765
        Riverview Terrace Apartments
                6.70%, 6/20/20 (GNMA Guaranteed) * ...........    1,500    1,621
        Single Family
                5.75%, 8/1/30 (GNMA Guaranteed) * ............    2,000    2,056
        Stevenson Apartments
                6.35%, 7/20/20 (GNMA Guaranteed) .............    2,200    2,316
Prince George's County IDA
        Gabriel DuVall Law Building, 8.00%, 9/1/07 ...........    1,185    1,221
        Upper Marlboro Justice Center
                5.25%, 6/30/19 (MBIA Insured) ................    1,500    1,503
Prince George's County, PCR, Potomac Electric
                6.375%, 1/15/23 ..............................    5,000    5,384
Univ. of Maryland
        Auxiliary Fac. and Tuition
                5.60%, 4/1/11 ................................    3,155    3,378
                5.75%, 4/1/17 ................................    4,500    4,805
                6.375%, 4/1/09 ...............................    2,100    2,328
                6.50%, 4/1/12 ................................      440      489
                7.00%, 10/1/05 (Prerefunded 10/1/99+) ........    2,000    2,137
                7.20%, 10/1/09 (Prerefunded 10/1/99+) ........    1,400    1,501
Washington County Sanitary Dist., GO
                6.875%, 2/1/10 (Prerefunded 2/1/00+) .........   $3,500   $3,758
                7.00%, 2/1/15 (Prerefunded 2/1/00+) ..........    2,000    2,152
Washington Suburban Sanitary Dist., GO
                6.20%, 6/1/11 ................................    2,400    2,614
                6.20%, 6/1/12 ................................    1,500    1,633
                6.40%, 1/1/15 ................................    2,270    2,476
                6.625%, 6/1/18 (Prerefunded 6/1/04+) .........    3,665    4,137
                6.90%, 6/1/08 (Prerefunded 6/1/00+) ..........    1,500    1,625
                6.90%, 6/1/09 (Prerefunded 6/1/00+) ..........    2,300    2,492
        Sewer Disposal
                5.00%, 6/1/10 ................................    2,085    2,166
                5.00%, 6/1/11 ................................    2,060    2,133
        Water Supply
                5.00%, 6/1/10 ................................    2,580    2,680
                5.00%, 6/1/11 ................................    2,545    2,635
Worcester County Sanitary Dist
                6.50%, 8/15/12 (Prerefunded 8/15/02+) ........    2,000    2,220
Total Maryland (Cost  $844,435) 912,351

PUERTO RICO  6.5%
Puerto Rico Commonwealth, GO
                6.25%, 7/1/11 (MBIA Insured) .................    2,000    2,331
                6.25%, 7/1/12 (MBIA Insured) .................    1,750    2,036
        Public Improvement, 4.50%, 7/1/23 ....................    9,500    8,556
Puerto Rico Electric Power Auth ..............................
                7.00%, 7/1/11 (Prerefunded 7/1/01+) ..........    1,200    1,333
Puerto Rico Highway and Transportation Auth ..................
                5.00%, 7/1/38 ................................    6,000    5,701
                5.50%, 7/1/15 (FSA Insured) ..................    5,000    5,403
                5.50%, 7/1/36 ................................    3,500    3,648
Puerto Rico Infrastructure Fin. Auth., GO
                5.125%, 7/1/09 (AMBAC Insured) ...............   16,000   16,922
Puerto Rico Municipal Fin. Agency, GO
                5.50%, 7/1/17 (FSA Insured) ..................    3,100    3,247
                5.50%, 7/1/21 (FSA Insured) ..................    2,375    2,470
                6.00%, 7/1/12 (FSA Insured) ..................    5,000    5,667
                6.00%, 7/1/14 (FSA Insured) ..................    3,030    3,303
Total Puerto Rico (Cost $57,716) .............................            60,617

Total Investments in Securities
105.0% of Net Assets (Cost $902,151) .........................         $ 972,968
Other Assets Less Liabilities ................................          (46,552)
NET ASSETS ...................................................         $ 926,416
Net Assets Consist of:
Accumulated net investment income -
net of distributions .........................................         $       7
Accumulated net realized gain/loss -
net of distributions .........................................             (618)
Net unrealized gain (loss) ...................................            70,817
Paid-in-capital applicable to 86,808,068
no par value shares of beneficial
interest outstanding; unlimited number
of shares authorized .........................................           856,210
NET ASSETS ...................................................         $ 926,416
NET ASSET VALUE PER SHARE ....................................         $   10.67

*      Interest subject to alternative minimum tax
+      Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
BAN    Bond Anticipation Note
CDA    Community Development Administration
COP    Certificates of Participation
DOT    Department of Transportation
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Authority
FSA    Financial Security Assurance Corp.
GNMA   Government National Mortgage Association
GO     General Obligation
HHEFA  Health & Higher Educational Facility Authority
IDA    Industrial Development Authority
MBIA   Municipal Bond Investors Assurance Corp.
PCR    Pollution Control Revenue
TECP   Tax-Exempt Commercial Paper
VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                          Short-Term
                                                           Bond Fund   Bond Fund
In thousands
                                                                Year        Year
                                                               Ended       Ended
                                                             2/28/98     2/28/98
Investment Income
Interest income .........................................    $ 4,797     $50,154
Expenses
        Investment management ...........................        488       3,659
        Custody and accounting ..........................         91         136
        Shareholder servicing ...........................         77         500
        Legal and audit .................................          8           7
        Prospectus and shareholder reports ..............          7          44
        Trustees ........................................          6          12
        Registration ....................................          5           5
        Miscellaneous ...................................          5           9
        Total expenses ..................................        687       4,372
Net investment income ...................................      4,110      45,782
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ......................................        273       2,795
        Futures .........................................       (104)        194
        Net realized gain (loss) ........................        169       2,989
Change in net unrealized gain or loss on securities .....        273      23,953
Net realized and unrealized gain (loss) .................        442      26,942
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..................................    $ 4,552     $72,724

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Funds
====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands                                                           Short-Term Bond Fund                               Bond Fund

                                                                   Year                                    Year
                                                                  Ended                                   Ended
                                                                2/28/98             2/28/97             2/28/98             2/28/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ......................          $   4,110           $   3,677           $  45,782           $  43,258
        Net realized gain (loss) ...................                169                  54               2,989               1,198
        Change in net unrealized
        gain or loss ...............................                273                (566)             23,953              (5,486)
        Increase (decrease) in
        net assets from operations .................              4,552               3,165              72,724              38,970
Distributions to shareholders
        Net investment income ......................             (4,110)             (3,677)            (45,782)            (43,258)
Capital share transactions *
        Shares sold ................................             43,923              51,238             168,610             129,303
        Distributions reinvested ...................              3,502               3,177              33,254              31,917
        Shares redeemed ............................            (40,695)            (37,435)           (122,371)           (135,540)
        Increase (decrease) in
        net assets from capital
        share transactions .........................              6,730              16,980              79,493              25,680
Net Assets
Increase (decrease)
during period ......................................              7,172              16,468             106,435              21,392
Beginning of period ................................            102,252              85,784             819,981             798,589
End of period ......................................          $ 109,424           $ 102,252           $ 926,416           $ 819,981
*Share information
        Shares sold ................................              8,599              10,043              16,096              12,632
        Distributions reinvested ...................                686                 623               3,171               3,113
        Shares redeeemed ...........................             (7,970)             (7,338)            (11,712)            (13,257)
        Increase (decrease)
        in shares outstanding ......................              1,315               3,328               7,555               2,488

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Maryland Tax-Free Funds
================================================================================
                                                               February 28, 1998
================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Maryland Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Maryland Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on January 29, 1993, and March 31, 1987, respectively.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

       PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, for the year ended February 28, 1998, were as follows:

================================================================================
                                                   Short-Term
                                                    Bond Fund          Bond Fund
Purchases                                        $ 75,731,000      $ 259,775,000
Sales                                              63,205,000        161,198,000

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Short-Term Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $549,000, of which $96,000 expires in 2003, and $453,000 in 2004. Capital loss carryforwards utilized by the Short-Term Bond Fund in fiscal 1998 amounted to $258,000. Capital loss carryforwards utilized by the Bond Fund in fiscal 1998 amounted to $2,760,000. The Short-Term Bond Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

       In order for the Bond Fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
Undistributed net investment income                                    $  4,000
Undistributed net realized gain                                          (7,000)
Paid-in-capital                                                           3,000

       At February 28, 1998, the aggregate costs of investments for the Short-Term Bond and Bond Funds for federal income tax and financial reporting purposes were $111,578,000 and $902,151,000, respectively. Net unrealized gain
(loss) on investments was as follows:

================================================================================
                                                   Short-Term
                                                    Bond Fund         Bond Fund
Appreciated investments                          $  1,556,000      $ 71,206,000
Depreciated investments                                (8,000)         (389,000)
Net unrealized gain (loss)                       $  1,548,000      $ 70,817,000

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $35,000 and $300,000 were payable at February 28, 1998 by the Short-Term Bond and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the Short-Term Bond Fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the Short-Term Bond Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to a previous agreement, $39,000 of unaccrued 1996-1997 fees were repaid during the year ended February 28, 1998, and $13,000 remains subject to reimbursement through February 28, 1999.

       In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Short-Term Bond and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $125,000 and $472,000, respectively, for the year ended February 28, 1998, of which $10,000 and $40,000, respectively, were payable at period-end.

T. Rowe Price Maryland Tax-Free Funds
================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
T. ROWE PRICE MARYLAND TAX-FREE FUNDS

       We have audited the accompanying statement of net assets of T. Rowe Price Maryland Short-Term Tax-Free Bond Fund and T. Rowe Price Maryland Tax-Free Bond Fund (two of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) as of February 28, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1998, by correspondence with the custodian and the brokers.

       An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Maryland Short-Term Tax-Free Bond Fund and T. Rowe Price Maryland Tax-Free Bond Fund as of February 28, 1998, the results of their operations, the changes in their net assets, and financial highlights for each of the periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
March 18, 1998

T. Rowe Price Maryland Tax-Free Funds
================================================================================

================================================================================
Tax Information (unaudited) for the Tax Year Ended 2/28/98
--------------------------------------------------------------------------------

       We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

       The Short-Term Bond Fund's dividend income included $4,087,000 which qualified as exempt-interest dividends. The Bond Fund's dividend income included $45,421,000 which qualified as exempt-interest dividends.
--------------------------------------------------------------------------------

T. Rowe Price Shareholder Services
================================================================================

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

               IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

               AUTOMATED 24-HOUR SERVICES

               TELE*ACCESS [Registration Mark] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

               T.ROWE PRICE ONLINE Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.

               ACCOUNT SERVICES

               CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

               AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


               AUTOMATIC  WITHDRAWAL If you need money from your fund account on
               a  regular  basis,   you  can  establish   scheduled,   automatic
               redemptions.

               DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

               DISCOUNT BROKERAGE*

               INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

               TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

               INVESTMENT INFORMATION

               COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

               SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

               T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

               PERFORMANCE UPDATE This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

               INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

               DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
================================================================================

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS+
--------------------------------------------------------------------------------
TAXABLE

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly the Equity Index Fund.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***    Closed to new investors.
+ Neither the funds nor their share prices are guaranteed or insured by the U.S. government.
Please call for a prospectus. Read it carefully before you invest or send money. The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL:   1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com
T. Rowe Price Associates

100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
Maryland Tax-Free Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           C12-050  2/28/98